EXHIBIT 32.1
Certification Pursuant To
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 Of The Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Prime Group Realty Trust (the “Company”) on Form 10-Q for the period ending September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey A. Patterson, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

/s/ Jeffrey A. Patterson Jeffrey A. Patterson
President and Chief Executive Officer
March 26, 2009